Tortoise Energy Capital Corp.

TYY LISTED NYSE

Yield

Growth

Quality

2009 3rd Quarter Report

August 31, 2009

...Steady Wins®

Company at a Glance

Tortoise Energy Capital Corp. is a closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) operating energy infrastructure assets.

Investment Goals: Yield, Growth and Quality

We seek a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through capital market strategies involving timely debt and equity offerings by Tortoise Capital that are typically invested in MLP issuer direct placements.

We seek to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise Capital, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 70 MLPs in the market, mostly in industries related to energy and natural resources.

Tortoise Capital invests primarily in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A Tortoise Capital Investment Versus a Direct Investment in MLPs

Tortoise Capital provides its stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Capital is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features of Tortoise Capital include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

Allocation of Portfolio Assets
August 31, 2009 (Unaudited)

October 15, 2009

Dear Stockholders,

Overall, MLP companies have had an impressive rebound from last year’s sell off. Resilient business fundamentals, improved access to capital, and an improved economic outlook have contributed to this recovery. As a result, MLP prices improved and yields to market prices have declined.

Energy infrastructure assets, such as those in TYY’s portfolio, serve as vital links to economic stability and growth. These assets transport, store, gather and/or process crude oil, refined petroleum products, natural gas or natural gas liquids which are critical to the functioning of our economy.

Based on current market prices, yields of 7 to 9 percent and expected longer term growth of distributions of 3 to 5 percent annually, we believe many of these companies remain significantly undervalued.

Master Limited Partnership Investment Overview and Outlook

For the quarter ended Sept. 30, 2009, the MLP market, represented by the Wachovia MLP Index, reflected a total return of 14.1 percent. Year-to-date through Sept. 30, 2009, MLPs outperformed the broader market, with the Wachovia MLP Index’s total return of 50.8 percent compared to the S&P 500 index return of 19.3 percent.

While long-haul pipeline company performance remained steady in the quarter due to their fee-based model, commodity sensitive MLP companies outperformed during this period due to strengthening commodity prices. Improved capital market access supports the recovery of the sector, with year-to-date equity issuances of $5.2 billion, debt issuances of $9.6 billion and $247 million in private placement activity as of Oct. 1, 2009. Many of these MLP companies are reducing credit balances, keeping leverage ratios well within covenants and prudently using cash while growing distributions.

Performance Review

TYY’s total return based on market value, including the reinvestment of distributions, was 15.3 percent for the fiscal quarter ended Aug. 31, 2009, and 94.0 percent for the nine months ended Aug. 31, 2009.

We paid a distribution of $0.40 per common share ($1.60 annualized) to our stockholders on Sept. 1, 2009, unchanged from the previous quarter. This represented an annualized yield of 8.8 percent based on the closing price of $18.23 on Aug. 31, 2009. We currently expect to pay a 4th quarter 2009 distribution to our stockholders of not less than $0.38 per share. Although our 3rd quarter payout is 91.2 percent of distributable cash flow, we do not believe it is prudent to raise the per share distribution until we have better visibility on the refinancing of our remaining auction rate leverage and that an increase is sustainable.

During the quarter we redeemed $30 million of auction rate preferred shares utilizing existing cash and our bank credit facility. Our leverage declined $22.7 million during the quarter and as of Aug. 31, 2009 was 32.4 percent of total assets.

Also this quarter, we entered into an at-the-market (ATM) equity offering agreement, giving us the ability to sell up to $30 million of common stock. As of Aug. 31, 2009, we have issued 62,758 shares with net proceeds of approximately $1.1 million. These proceeds were used to reduce leverage.

Additional information about our financial results is available in the Management’s Discussion of this report.

Conclusion

We have been pleased, but unsurprised, by this year’s recovery of the MLP sector. We believe TYY is an attractive investment choice as MLP investments have to exist for our economy to thrive. We seek to invest in MLPs that deliver predictable cash flows, have limited exposure to commodity prices and are less cyclical than other investments.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Capital Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(1) The Wachovia MLP Index.
2009 3rd Quarter Report	1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2008		2009
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$12,914	$10,781	$9,264	$9,396	$9,407
Dividends paid in stock	2,202	1,744	1,597	1,279	1,313
Dividends from common stock	16	—	—	—	—
Short-term interest and dividend income	46	230	35	24	8
Total from investments	15,178	12,755	10,896	10,699	10,728
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees	1,889	1,357	911	1,027	1,184
Other operating expenses	272	336	251	265	251
	2,161	1,693	1,162	1,292	1,435
Distributable cash flow before leverage costs and current taxes	13,017	11,062	9,734	9,407	9,293
Leverage costs(2)	4,949	4,167	1,769	1,592	1,571
Current income tax expense	165	165	16	17	19
Distributable Cash Flow(3)	$7,903	$6,730	$7,949	$7,798	$7,703
Distributions paid on common stock	$7,485	$7,512	$6,988	$6,988	$7,022
Distributions paid on common stock per share	0.4300	0.4300	0.4000	0.4000	0.4000
Payout percentage for period(4)	94.7%	111.6%	87.9%	89.6%	91.2%
Net realized loss, net of income taxes	(1,592)	(20,895)	(14,383)	(1,946)	(7,068)
Total assets, end of period	776,015	413,669	446,491	496,644	501,607
Average total assets during period(5)	807,580	607,056	427,616	463,344	502,957
Leverage (long-term debt obligations, preferred stock and short-term borrowings)(6)	300,000	185,000	185,000	185,000	162,300
Leverage as a percent of total assets	38.7%	44.7%	41.4%	37.3%	32.4%
Unrealized appreciation (depreciation) net of income taxes, end of period	82,118	(69,407)	(18,876)	39,808	69,135
Net assets, end of period	409,175	224,483	251,975	300,601	316,841
Average net assets during period(7)	409,884	285,225	235,948	268,053	312,710
Net asset value per common share	23.51	12.85	14.42	17.21	18.01
Market value per share	25.31	11.11	15.85	17.77	18.23
Shares outstanding	17,406,086	17,470,673	17,470,673	17,470,673	17,595,214

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	7.48%	8.45%	10.33%	9.16%	8.46%
Operating expenses before leverage costs and current taxes	1.06%	1.12%	1.10%	1.11%	1.13%
Distributable cash flow before leverage costs and current taxes	6.42%	7.33%	9.23%	8.05%	7.33%
As a Percent of Average Net Assets
Distributable Cash Flow(3)	7.67%	9.49%	13.66%	11.54%	9.77%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, recurring agent fees, interest rate swap expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, premium on redemption of long-term debt obligations, non-recurring agent fees and amortization of debt issuance costs; and decreased by distributions to preferred stockholders, current taxes paid, and realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $7,300,000 as of August 31, 2009.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets and include current and deferred income tax expense and leverage costs.

2	Tortoise Energy Capital Corp.

Management’s Discussion (Unaudited)

Management’s Discussion

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Capital Corp’s goal is to provide a stable and growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ.

Company Update

Market values of our MLP investments increased during 3rd quarter 2009 from their levels at May 31, 2009 and February 28, 2009. This had a positive impact on our capital structure and increased the existing cushion on our leverage coverage ratios, while also increasing asset-based expenses.

On September 15, 2009, the Company entered into a new Investment Advisory Agreement with the Adviser in connection with the September 15, 2009 closing of the transaction previously announced by the Adviser on June 3, 2009. Upon the closing of this transaction, which resulted in a change in control of the Adviser, the previous Investment Advisory Agreement with the Adviser automatically terminated. The terms of the new Investment Advisory Agreement are substantially identical to the terms of the previous Investment Advisory Agreement, except for the effective and termination dates, and simply continue the relationship between the Company and the Adviser.

On September 15, 2009, effective upon consummation of the transaction resulting in the change of control of the Adviser, Terry Matlack resigned from the Board of Directors of the Company in order to comply with a safe harbor under Section 15(f) of the 1940 Act. Mr. Matlack will remain a member of the Adviser’s Investment Committee and as Chief Financial Officer of the Company.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Each are summarized for you in the table on page 2 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and, distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring agent fees, distributions to preferred stockholders and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs, as well as current taxes paid.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive returns.

Total distributions received from our investments for the 3rd quarter 2009 was approximately $10.7 million, representing a 29 percent decrease as compared to 3rd quarter 2008 and relatively unchanged as compared to 2nd quarter 2009. These changes reflect the result of net portfolio sales over the last 12 months to fund leverage redemptions and net distribution increases from our MLP investments.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.13 percent of average total assets for the 3rd quarter 2009 as compared to 1.06 percent for the 3rd quarter 2008 and 1.11 percent for the 2nd quarter 2009. Advisory fees for the 3rd quarter 2009 increased 15 percent from 2nd quarter 2009 as a result of increased average managed assets from increasing MLP asset values. If yields on our MLP investments continue to revert more to their historical norm, all else being equal, MLP asset values will increase as will our managed assets and advisory fees. Other operating expenses were relatively unchanged as compared to 2nd quarter 2009.

Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; (2) the agent fees, which are the marketing and rating agency costs for the leverage; (3) the realized and unrealized gain or loss on interest rate swap settlements (if any); and (4) distributions to preferred stockholders.

Total leverage costs for DCF purposes were approximately $1.6 million for the 3rd quarter 2009 as compared to $4.9 million for the 3rd quarter 2008 and $1.6 million for the 2nd quarter 2009, as detailed in the following table.

	3Q 08	2Q 09	3Q 09
Interest expense	$2,961,101	$1,377,090	$1,443,730
Agent fees	28,369	9,532	8,312
Net realized and unrealized loss
on interest rate swap settlements	583,760	—	—
Distributions to preferred stockholders	1,375,865	204,920	118,574
Total leverage costs	$4,949,095	$1,591,542	$1,570,616
Average outstanding leverage (in millions)	$319.1	$185.0	$176.4

The decrease in total leverage costs from 3rd quarter 2008 to 3rd quarter 2009 reflects the reduction in average outstanding leverage of approximately $143 million during the period. The average annualized total cost of leverage (total leverage costs divided by average outstanding

2009 3rd Quarter Report	3

Management’s Discussion (Unaudited) (Continued)

leverage) was 3.53 percent for the 3rd quarter 2009 as compared to 3.41 percent for the 2nd quarter 2009, and 6.17 percent for 3rd quarter 2008. The slight increase of 12 basis points from 2nd quarter 2009 to 3rd quarter 2009 is the result of higher utilization of our bank line of credit associated with our redemption of $30 million of auction rate preferred shares.

Our effective cost of long-term leverage as of August 31, 2009 was 3.71 percent including the $90 million aggregate Series D, E and F Notes (weighted average maturity of approximately 4 years), $65 million notional amount of outstanding auction rate preferred shares, and auction agent fees. The 18 basis point increase as compared to the average for 3rd quarter 2009 is the result of the redemption of $30 million in LIBOR-based auction rate preferred shares this quarter. This all-in rate will continue to vary as, our auction rate securities are reset every 7 or 28 days, auction rate preferred shares are redeemed or refinanced and Notes are redeemed or mature.

At August 31, 2009, borrowing costs on our 7 and 28 day auction rate preferred reflected LIBOR of 0.25 percent and 0.28 percent, respectively. In recent months, both the 1-week and 1-month rates have been less than 0.50 percent. We expect these rates to return to higher levels as economic conditions improve and LIBOR increases to more historical levels.

Our auctions continue to reset at their maximum rate, which in our case has been 200 percent of the applicable LIBOR. Additional information on our leverage is included in the Liquidity and Capital Resources section below.

At August 31, 2009, approximately 55 percent of our leverage costs are fixed. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 3rd quarter 2009, our DCF was approximately $7.7 million, a decrease of 3 percent as compared to 3rd quarter 2008 and a decrease of 1 percent as compared to 2nd quarter 2009. The decrease from 3rd quarter 2008 is the net result of lower total distributions received from investments exceeding reduced expenses, primarily advisory fees and leverage costs. The decrease from 2nd quarter 2009 is the net result of an increase in distributions received from investments offset by an increase in asset-based advisory fees. We paid a distribution of $7.0 million, or 91.2 percent of DCF, during the quarter. On a per share basis, we declared a $0.40 distribution on August 10, 2009. This is a decrease of $0.03 or 7 percent as compared to 3rd quarter 2008 and unchanged from 2nd quarter 2009.

Market values of our assets and asset-based expenses have increased more than the distributions from our MLPs this year, eroding a portion of the cushion we built into our distribution payout percentage in early 2009. Although our 3rd quarter payout percentage is 91.2 percent, we do not believe it is prudent to raise the per share distribution until we have visibility on the refinancing of our remaining auction rate leverage and that an increase is sustainable.

Liquidity and Capital Resources

We had total assets of $502 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 3rd quarter 2009, total assets increased from $497 million to $502 million, an increase of $5 million. This change was primarily the result of a net realized and unrealized gain on investments of approximately $29 million during the quarter (excluding return of capital on distributions during the quarter), a reduction of approximately $20 million in short-term investments and the elimination of our deferred tax asset of approximately $2.5 million. In addition, we issued 62,758 shares of common stock during the quarter under our at-the-market equity program for net proceeds of approximately $1.1 million.

Total leverage outstanding at August 31, 2009 of $162.3 million is comprised of $90 million in senior notes, $65 million in preferred shares and $7.3 million under the credit facility. Total leverage represented 32.4 percent of total assets, a decrease of 4.9 percent as compared to May 31, 2009, and slightly less than our target ratio of 33 percent of total assets. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/ or the sale of securities where proceeds are used to reduce leverage.

During the quarter, we entered into an amendment to our bank credit facility that extends the facility through June 20, 2010. Terms of the amendment provide for an unsecured facility of $50 million. During the extension, outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 2.00 percent with a fee of 0.25 percent on any unused balance.

On July 14, 2009, and July 16, 2009, we redeemed $20 million of Series I preferred shares and $10 million of Series II preferred shares, respectively. We utilized existing cash and our bank credit facility to complete the redemptions. Currently, we have $65 million in preferred shares comprised of $40 million of Series I and $25 million of Series II. We have announced our intention to refinance our Series I and Series II preferred shares when market conditions allow.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Under the 1940 Act, we may not pay distributions to our common stockholders if we do not meet a 300 percent asset coverage ratio for debt and 200 percent asset coverage ratio for debt and preferred shares after payment of the distribution, and we may not pay distributions on our preferred shares if we fail to meet a 200 percent asset coverage ratio on our debt. Under the agreement with our bank lenders, if portfolio values decline such that we no longer meet the asset coverage ratios under the 1940 Act, we must repay a portion of our bank line until we meet the coverage requirement. Further, under the terms of our institutional senior notes and preferred shares, if we fail to meet basic maintenance ratios as of any valuation date (generally Fridays) or fail to satisfy the 1940 Act asset coverage as of the last business day of any month, we could be subject to mandatory redemption of the senior notes or preferred shares if such failure is not waived or cured. In some cases we may be delayed in paying common stock or preferred share distributions until such coverage ratios can be met.

As disclosed in Section 18 of the 1940 Act, the 300 percent asset coverage ratio for debt is equal to total assets less all liabilities and indebtedness not represented by debt divided by debt. The 200 percent asset coverage ratio for preferred shares is equal to the same numerator as the 300 percent test divided by the sum of debt and preferred shares. Deferred tax assets, if any, are a component of total assets in calculation of these ratios. Our coverage ratios are currently updated each week and available on our web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Deferred Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

In the event we have earnings and profits allocated to the common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2010. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1s we receive and become less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate result is undeterminable until the year is over.

For book and tax purposes, distributions to stockholders for the fiscal year ended 2008 were comprised of 100 percent return of capital. We currently expect that a substantial portion of our 2009 distributions will consist of return of capital, although the ultimate determination will not be made until January 2010, after determining our earnings and profits.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At August 31, 2009, our investments are valued at $498 million, with an adjusted cost of $397 million. The $101 million difference reflects unrealized appreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities reflects either a deferred tax liability or deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforward and net operating losses. At August 31, 2009, the balance sheet reflects a net deferred tax liability of approximately $10.2 million or $0.58 per share. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

4	Tortoise Energy Capital Corp.

Schedule of Investments August 31, 2009
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 157.2%(1)

Crude/Refined Products Pipelines — 84.1%(1)
United States — 84.1%(1)
Buckeye Partners, L.P.	168,900	$7,934,922
Enbridge Energy Partners, L.P.	1,037,901	44,474,048
Holly Energy Partners, L.P.	235,200	8,615,376
Kinder Morgan Management, LLC(2)	947,331	44,837,176
Magellan Midstream Holdings, L.P.	76,092	1,656,523
Magellan Midstream Partners, L.P.	768,800	27,861,312
NuStar Energy L.P.	572,900	30,678,795
Plains All American Pipeline, L.P.	862,684	40,925,729
SemGroup Energy Partners, L.P.(3)	436,674	3,056,718
Sunoco Logistics Partners L.P.	690,100	39,183,878
TEPPCO Partners, L.P.	525,800	17,351,400
		266,575,877
Natural Gas/Natural Gas Liquids Pipelines — 50.1%(1)
United States — 50.1%(1)
Boardwalk Pipeline Partners, LP	658,700	15,420,167
El Paso Pipeline Partners, L.P.	875,500	17,002,210
Energy Transfer Equity, L.P.	314,061	8,445,100
Energy Transfer Partners, L.P.	720,900	29,225,286
Enterprise GP Holdings L.P.	101,990	2,855,720
Enterprise Products Partners L.P.	1,118,300	30,194,100
ONEOK Partners, L.P.	204,900	10,257,294
Spectra Energy Partners, LP	303,900	7,041,363
TC PipeLines, LP	856,900	31,276,850
Williams Pipeline Partners L.P.	372,200	6,878,256
		158,596,346
Natural Gas Gathering/Processing — 18.0%(1)
United States — 18.0%(1)
Copano Energy, L.L.C.	807,836	12,545,693
DCP Midstream Partners, LP	331,000	7,411,090
Duncan Energy Partners L.P.	157,233	2,853,779
MarkWest Energy Partners, L.P.	788,500	16,290,410
Targa Resources Partners LP	912,000	15,412,800
Western Gas Partners LP	141,430	2,383,096
		56,896,868
Propane Distribution — 4.3%(1)
United States — 4.3%(1)
Inergy, L.P.	488,200	13,611,016
Shipping — 0.7%(1)
Republic of the Marshall Islands — 0.7%(1)
Teekay LNG Partners L.P.	98,200	2,254,672
Total Master Limited Partnerships and
Related Companies (Cost $396,885,350)		497,934,779
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Government Portfolio —
Class I, 0.19%(4) (Cost $263,380)	263,380	263,380
Total Investments — 157.2%(1)
(Cost $397,148,730)		498,198,159
Other Assets and Liabilities — (8.3%)(1)		(26,357,449)
Long-Term Debt Obligations — (28.4%)(1)		(90,000,000)
Preferred Shares at Redemption Value — (20.5%)(1)		(65,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$316,840,710

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Non-income producing.
(4)	Rate indicated is the current yield as of August 31, 2009.

See accompanying Notes to Financial Statements.

2009 3rd Quarter Report	5

Statement of Assets & Liabilities August 31, 2009

(Unaudited)

Assets
Investments at fair value (cost $397,148,730)	$498,198,159
Cash	38,731
Receivable for investments sold	2,646,556
Dividend receivable	209
Prepaid expenses and other assets	723,353
Total assets	501,607,008

Liabilities
Payable to Adviser	807,025
Distributions payable to common stockholders	7,021,905
Distributions payable to preferred stockholders	14,585
Payable for investments purchased	1,247,253
Accrued expenses and other liabilities	3,209,856
Short-term borrowings	7,300,000
Deferred tax liability	10,165,674
Long-term debt obligations	90,000,000
Total liabilities	119,766,298
Preferred Stock
$25,000 liquidation value per share applicable to
2,600 outstanding shares (4,400 shares authorized)	65,000,000
Net assets applicable to common stockholders	$316,840,710
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 17,595,214 shares issued
and outstanding (100,000,000 shares authorized)	$17,595
Additional paid-in capital	299,560,123
Accumulated net investment loss, net of income taxes	(36,233,444)
Accumulated realized loss, net of income taxes	(15,638,591)
Net unrealized appreciation of investments, net of income taxes	69,135,027
Net assets applicable to common stockholders	$316,840,710
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$18.01

Statement of Operations Period from December 1, 2008 through May 31, 2009
(Unaudited)

Investment Income
Distributions from master limited partnerships	$28,067,310
Less return of capital on distributions	(24,845,185)
Net distributions from master limited partnerships	3,222,125
Dividends from money market mutual funds	67,349
Total Investment Income	3,289,474
Operating Expenses
Advisory fees	3,122,051
Professional fees	252,993
Administrator fees	144,478
Directors’ fees	88,280
Reports to stockholders	67,953
Registration fees	50,576
Fund accounting fees	45,044
Custodian fees and expenses	43,189
Stock transfer agent fees	7,989
Other expenses	66,941
Total Operating Expenses	3,889,494
Interest expense	4,204,816
Agent fees	42,002
Amortization of debt issuance costs	47,673
Total Interest, Agent and Debt Issuance Costs	4,294,491
Total Expenses	8,183,985
Net Investment Loss, before Income Taxes	(4,894,511)
Current tax benefit	1,110,529
Deferred tax benefit	505,804
Income tax benefit	1,616,333
Net Investment Loss	(3,278,178)
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before income taxes	(32,198,415)
Current tax benefit	2,077,745
Deferred tax benefit	6,723,597
Income tax benefit	8,801,342
Net realized loss on investments	(23,397,073)
Net unrealized appreciation of investments, before income taxes	190,657,319
Current tax expense	(4,706,142)
Deferred tax expense	(47,409,475)
Income tax expense	(52,115,617)
Net unrealized appreciation of investments	138,541,702
Net Realized and Unrealized Gain on Investments	115,144,629
Distributions to Preferred Stockholders	(684,862)
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$111,181,589

See accompanying Notes to Financial Statements.

6	Tortoise Energy Capital Corp.

Statement of Changes in Net Assets

	Period from
	December 1, 2008
	through	Year Ended
	August 31, 2009	November 30, 2008
	(Unaudited)
Operations
Net investment loss	$(3,278,178)	$(14,757,582)
Net realized loss on investments and interest rate swaps	(23,397,073)	(13,878,321)
Net unrealized appreciation (depreciation) of investments and interest rate swap contracts	138,541,702	(196,524,707)
Distributions to preferred stockholders	(684,862)	(6,161,055)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	111,181,589	(231,321,665)
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(20,998,443)	(29,574,603)
Total distributions to common stockholders	(20,998,443)	(29,574,603)
Capital Stock Transactions
Proceeds from shelf offering of 62,758 common shares	1,265,173	—
Underwriting discounts and offering expenses associated with the issuance of common stock	(158,986)	—
Underwriting discounts and offering expenses associated with the issuance of preferred stock	—	(14,000)
Issuance of 61,783 and 64,587 common shares from reinvestment of distributions to stockholders, respectively	1,068,228	1,525,365
Net increase in net assets, applicable to common stockholders, from capital stock transactions	2,174,415	1,511,365
Cumulative effect of adopting Financial Accounting Standards Board Interpretation No. 48	—	(776,852)
Total increase (decrease) in net assets applicable to common stockholders	92,357,561	(260,161,755)
Net Assets
Beginning of period	224,483,149	484,644,904
End of period	$316,840,710	$224,483,149
Accumulated net investment loss, net of income taxes, at the end of period	$(36,233,444)	$(32,955,266)

See accompanying Notes to Financial Statements.

2009 3rd Quarter Report	7

Statement of Cash Flows Period from December 1, 2008 through August 31, 2009
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master
limited partnerships	$28,067,310
Dividend income received	72,685
Purchases of long-term investments	(47,575,219)
Proceeds from sales of long-term investments	62,324,616
Purchases of short-term investments, net	2,290,630
Interest expense paid	(4,504,535)
Income taxes paid	(263,372)
Operating expenses paid	(4,043,403)
Net cash provided by operating activities	36,368,712
Cash Flows From Financing Activities
Advances from revolving line of credit	18,000,000
Repayments on revolving line of credit	(10,700,000)
Issuance of common stock	1,265,173
Redemption of preferred stock	(30,000,000)
Common stock issuance costs	(74,157)
Distributions paid to common stockholders	(14,062,513)
Distributions paid to preferred stockholders	(889,290)
Net cash used in financing activities	(36,460,787)
Net decrease in cash	(92,075)
Cash — beginning of period	130,806
Cash — end of period	$38,731
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$111,181,589
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(48,822,472)
Return of capital on distributions received	24,845,185
Proceeds from sales of long-term investments	54,060,574
Purchases of short-term investments, net	2,290,630
Deferred tax expense	40,180,074
Net unrealized appreciation of investments	(190,657,319)
Net realized loss on investments	32,198,415
Amortization of debt issuance costs	47,673
Distributions to preferred stockholders	684,862
Changes in operating assets and liabilities:
Decrease in interest and dividend receivable	5,336
Decrease in receivable for investments sold	8,264,042
Increase in prepaid expenses and other assets	(276,688)
Decrease in current tax liability	(559,136)
Decrease in payable to Adviser	(7,316)
Increase in payable for investments purchased	1,247,253
Increase in accrued expenses and other liabilities	1,686,010
Total adjustments	(74,812,877)
Net cash provided by operating activities	$36,368,712
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$1,068,228

See accompanying Notes to Financial Statements.

8	Tortoise Energy Capital Corp.

FINANCIAL HIGHLIGHTS
	Period from				Period from
	December 1, 2008	Year Ended	Year Ended	Year Ended	May 31, 2005(1)
	through	November 30,	November 30,	November 30,	through
	August 31, 2009	2008	2007	2006	November 30, 2005
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$12.85	$27.84	$26.79	$23.23	$—
Public offering price	—	—	—	—	25.00
Underwriting discounts and offering costs on issuance
of common and preferred stock(3)	—	—	(0.03)	(0.06)	(1.18)
Premiums less underwriting discounts and offering costs
on offering of common stock(4)	—	—	(0.12)	—	—
Income (loss) from Investment Operations:
Net investment income (loss)(5)(6)	(0.17)	(0.89)	(0.64)	(0.36)	0.04
Net realized and unrealized gains (losses) on investments and
interest rate swap contracts(5)(6)	6.57	(12.05)	3.80	5.68	(0.05)
Total increase (decrease) from investment operations	6.40	(12.94)	3.16	5.32	(0.01)
Less Distributions to Preferred Stockholders:
Net investment income	—	—	—	—	—
Return of capital	(0.04)	(0.35)	(0.33)	(0.19)	—
Total distributions to preferred stockholders	(0.04)	(0.35)	(0.33)	(0.19)	—
Less Distributions to Common Stockholders:
Net investment income	—	—	—	—	(0.03)
Return of capital	(1.20)	(1.70)	(1.63)	(1.51)	(0.55)
Total distributions to common stockholders	(1.20)	(1.70)	(1.63)	(1.51)	(0.58)
Net Asset Value, end of period	$18.01	$12.85	$27.84	$26.79	$23.23
Per common share market value, end of period	$18.23	$11.11	$25.47	$26.50	$22.09
Total Investment Return Based on Market Value(7)	93.95%	(52.44)%	1.73%	27.67%	(8.33)%

See accompanying Notes to Financial Statements.

2009 3rd Quarter Report       9

FINANCIAL HIGHLIGHTS (Continued)
	Period from				Period from
	December 1, 2008	Year Ended	Year Ended	Year Ended	May 31, 2005(1)
	through	November 30,	November 30,	November 30,	through
	August 31, 2009	2008	2007	2006	November 30, 2005
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$316,841	$224,483	$484,645	$429,010	$370,455
Ratio of expenses (including net current and deferred income tax (benefit) expense)
to average net assets(8)(9)(10)	20.56%	(21.81)%	10.51%	17.38%	1.29%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense)
to average net assets(8)(10)(11)	3.37%	6.51%	4.46%	3.47%	1.39%
Ratio of net investment income (loss) to average net assets (including net current
and deferred income tax (benefit) expense)(8)(9)(10)	(19.21)%	23.33%	(9.84)%	(16.31)%	0.60%
Ratio of net investment income (loss) to average net assets (excluding net current
and deferred income tax (benefit) expense)(8)(10)(11)	(2.02)%	(4.99)%	(3.79)%	(2.40)%	0.50%
Portfolio turnover rate(8)	15.08%	6.44%	9.90%	5.56%	0.08%
Short-term borrowings, end of period (000’s)	$7,300	—	$24,700	$28,000	—
Long-term debt obligations, end of period (000’s)	$90,000	$90,000	$190,000	$120,000	$120,000
Preferred stock, end of period (000’s)	$65,000	$95,000	$110,000	$70,000	—
Per common share amount of long-term debt obligations outstanding,
at end of period	$5.11	$5.15	$10.92	$7.49	$7.52
Per common share amount of net assets, excluding long-term debt obligations,
at end of period	$23.12	$18.00	$38.76	$34.28	$30.75
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(12)	$4,924	$4,550	$3,770	$4,372	$4,087
Asset coverage ratio of long-term debt obligations and short-term borrowings(12)	492%	455%	377%	437%	409%
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)	$146,862	$84,075	$135,147	$178,218	—
Asset coverage, per $25,000 liquidation value per share of preferred stock(14)	$73,805	$55,336	$62,315	$74,198	—
Asset coverage ratio of preferred stock(14)	295%	221%	249%	297%	—

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the issuance of common stock for the period ended August 31, 2009. Represents the issuance of preferred stock for the years ended November 30, 2007 and 2006. Represents the issuance of common stock for the period from May 31, 2005 through November 30, 2005.
(4)	Represents the premium on the shelf offering of less than $0.01 per share, less the underwriting and offering costs of $0.13 per share for the period ended November 30, 2007.
(5)	The per common share data for the periods ended November 30, 2008, 2007, 2006 and 2005 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(6)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting FIN 48, which was a $776,852 increase to the beginning balance of accumulated net investment loss, or $(0.04) per share.
(7)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	For the period from December 1, 2008 through August 31, 2009, the Company accrued $1,517,868 and $40,180,074 for current and deferred income tax expense, respectively. For the year ended November 30, 2008, the Company accrued $427,891 for current tax expense and $114,309,765 for net deferred income tax benefit. The Company accrued $30,376,674 and $54,292,114 for the years ended November 30, 2007 and 2006, respectively, for current and deferred income tax expense. For the period from May 31, 2005 through November 30, 2005, the Company accrued $192,462 in net deferred income tax benefit.
(10)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.
(11)	This ratio excludes the impact of current and deferred income taxes.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.
(14)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10       Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) August 31, 2009

1. Organization

Tortoise Energy Capital Corporation (the “Company”) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYY.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the bid and ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company determines fair value in accordance with Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. See Note 6 — Fair Value of Financial Instruments for further disclosure.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of FSP 157-4 did not have a significant impact on the Company’s financial statements.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company. For the period from December 1, 2007 through November 30, 2008, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 13 percent of total distributions as investment income and approximately 87 percent as return of capital.

Subsequent to November 30, 2008, the Company reallocated the amount of investment income and return of capital it recognized based on the 2008 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $576,000 or $0.033 per share ($364,000 or $0.021 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $116,000 or $0.007 per share ($74,000 or $0.004 per share, net of deferred tax expense) and an increase in realized gains of approximately $460,000 or $0.026 per share ($290,000 or $0.017 per share, net of deferred tax expense) for the period from December 1, 2008 through August 31, 2009.

Subsequent to the period ended February 28, 2009, the Company reallocated the amount of investment income and return of capital reported in the current fiscal year based on its revised 2009 estimates. This reclassification amounted to a decrease in pre-tax net investment income of approximately $57,000 or $0.003 per share ($36,000 or $0.002 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $320,000 or $0.018 per share ($202,000 or $0.011 per share, net of deferred tax expense) and a decrease in realized gains of approximately $263,000 or $0.015 per share ($166,000 or $0.009 per share, net of deferred tax benefit).

2009 3rd Quarter Report       11

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2008 and the period ended August 31, 2009, the Company’s distributions to common stockholders for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2008, the Company’s distributions to common stockholders for tax purposes were comprised of 100 percent return of capital. The tax character of distributions paid for the current year will be determined subsequent to November 30, 2009.

Distributions to preferred stockholders are based on variable rates set at auctions, normally held every 7 or 28 days unless a special rate period is designated. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. Distributions to preferred stockholders are accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to preferred stockholders are payable on the first day following the end of the rate period or the first day of month if the rate period is longer than one month. For the year ended November 30, 2008 and the period ended August 31, 2009, the Company’s distributions to preferred stockholders for book purposes were comprised of 100 percent return of capital. The tax character of distributions paid for the current year will be determined subsequent to November 30, 2009.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent; however, the Company anticipates a marginal effective rate of 34.5 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Organization Expenses, Offering and Debt Issuance Costs

The Company is responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock is charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding. Offering costs of $120,999 related to the issuance of common stock in August 2009 were recorded to additional paid-in capital during the period ended August 31, 2009.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period and amounts accrued under the derivative instruments included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnifications to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification TM” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of SFAS 168 will not have a significant impact on the Company’s financial statements.

3. Concentration of Risk

The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to its stockholders. Under normal circumstances, the Company will have at least 80 percent of its net assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector and at least 80 percent of its total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Company will not invest more than 15 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities, all of which may be illiquid securities. The Company may invest up to 20 percent of its total assets in debt securities, including securities rated below investment grade. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

12       Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100,000,000 of the Company’s portfolio assets and 0.01 percent on the balance of the Company’s portfolio assets.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2009, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$19,838,273
Capital loss carryforwards	25,173,653
Deferred expense associated with interest rate swap terminations	1,064,596
Accrued expenses	638,534
Alternative minimum tax credit carryforward	122,000
Organization costs	16,205
46,853,261
Deferred tax liabilities:
Basis reduction of investment in MLPs	19,822,640
Net unrealized gains on investment securities	37,196,295
57,018,935
Total net deferred tax liability	$10,165,674

At August 31, 2009, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes that it is more likely than not that there is an ability to realize its deferred tax assets based upon existence of sufficient evidence, primarily regarding the amount and timing of distributions to be received from portfolio companies. Any adjustments to such estimates will be made in the period such determination is made The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. No interest or penalties were accrued at August 31, 2009. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 34.5 percent to net investment loss, realized loss and unrealized gains on investments before taxes for the period ended August 31, 2009, as follows:

Application of statutory income tax rate	$52,979,715
State income taxes, net of federal tax benefit	6,603,269
Foreign tax benefit, net of federal tax effect	(278,432)
Change in state income taxes, including reserve for
unrecognized tax benefits for state income taxes	(1,721,641)
Change in valuation allowance	(15,884,969)
Total income tax expense	$41,697,942

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, the Company re-evaluated its overall federal and state income tax rate, increasing it from 36.81 percent to 38.80 percent, primarily due to the reserve for unrecognized tax benefits.

For the period from December 1, 2008 to August 31, 2009, the components of income tax expense include current foreign tax benefit (for which the federal tax effect is reflected in deferred tax expense) of $454,955, alternative minimum tax for U.S. tax purposes of $122,000, current federal and state income tax expense (net of federal tax benefit) of $1,645,706 and $205,117, respectively, and deferred federal and state income tax expense (net of federal tax benefit) of $35,727,128 and $4,452,946, respectively. The deferred income tax expense of $40,180,074 for the period ended August 31, 2009 is net of the reduction in valuation allowance of $15,884,969.

As of November 30, 2008, the Company had a net operating loss for federal income tax purposes of approximately $30,825,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $12,450,000 and $18,375,000 in the years ending November 30, 2026, and 2027 respectively. As of November 30, 2008, the Company had a capital loss carryforward of approximately $48,000,000, which may be carried forward for 5 years and if not utilized expires in the year ending November 30, 2013. The amount of the deferred tax asset for these items at August 31, 2009 also includes amounts for the period from December 1, 2008 through August 31, 2009. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2008, an alternative minimum tax credit of $120,201 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of August 31, 2009, the aggregate cost of securities for federal income tax purposes was $343,297,494. At August 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $163,035,001, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $8,134,336 and the net unrealized appreciation was $154,900,665.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2009 3rd Quarter Report       13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

On April 9, 2009, the FASB issued FASB Staff Position (FSP) No. FAS 107-1 and APB 28-1, Interim Disclosures About Fair Value of Financial Instruments, which amends FASB Statement No. 107, Disclosures About Fair Value of Financial Instruments (“FSP 107-1”), to require disclosures about fair value of financial instruments for interim financial statements of publicly traded companies as well as in annual financial statements. FSP 107-1 also amends APB Opinion No. 28, Interim Financial Reporting, to require those disclosures in summarized financial information at interim reporting periods. FSP 107-1 is effective for interim reporting periods ending after June 15, 2009. The adoption of FSP 107-1 did not have a significant impact on the Company’s financial statements.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2009. These assets are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	August 31, 2009	(Level 1)	(Level 2)	(Level 3)
Equity Securities
Master Limited Partnerships
and Related Companies(a)	$497,934,779	$497,934,779	$—	$—
Total Equity Securities	497,934,779	497,934,779	—	—
Other
Short-Term Investment(b)	263,380	263,380	—	—
Total Other	263,380	263,380	—	—
Total	$498,198,159	$498,198,159	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2009.

Fair Value Measurements Using Significant Unobservable Inputs
(Level 3) for Investments
For the period ended
August 31, 2009
Fair value beginning balance	$3,313,416
Total unrealized losses included in net increase in net assets
applicable to common stockholders	—
Net purchases, issuances and settlements	—
Return of capital adjustments impacting cost basis of security	—
Transfers out of Level 3	(3,313,416)
Fair value ending balance	$—

The Company utilizes the beginning of reporting period method for determining transfers into or out of Level 3. Accordingly, this method is the basis for presenting the rollforward in the preceding table. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

7. Investment Transactions

For the period ended August 31, 2009, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $48,822,472 and $54,060,574 (excluding short-term debt securities), respectively.

8. Long-Term Debt Obligations

The Company has $90,000,000 aggregate principal amount of private senior notes, Series D, Series E and Series F (collectively, the “Notes”) outstanding.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred stock; (2) senior to all of the Company’s outstanding common stock; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2009, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes. Estimated fair values of the Notes were calculated using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the fixed rates of the Notes and the AAA corporate finance debt rate. At August 31, 2009, the total spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were discounted to determine the estimated fair value. The following table shows the issue date, maturity date, notional/ carrying amount, estimated fair value and fixed rate for each series of Notes outstanding at August 31, 2009.

			Notional/
	Issue	Maturity	Carrying	Estimated	Fixed
Series	Date	Date	Amount	Fair Value	Rate
Series D	December 21, 2007	December 21, 2014	$39,400,000	$41,947,850	6.07%
Series E	June 17, 2008	June 17, 2011	15,900,000	16,753,779	5.56%
Series F	June 17, 2008	June 17, 2013	34,700,000	37,079,704	6.02%
			$90,000,000	$95,781,333

9. Preferred Stock

The Company has 4,400 authorized shares of Money Market Preferred (“MMP”) Stock, of which 2,600 shares are currently outstanding. The MMP Stock has rights determined by the Board of Directors. The holders of MMP Stock have voting rights equal to the holders of common stock (one vote per MMP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

The MMP Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MMP Stock are entitled to receive cash distribution payments at an annual rate that may vary for each rate period as determined by the auction. In the event that there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the preferred stock, the auction fails. When an auction fails, the rate paid to continuing or new bidders is set at the maximum rate. A failed auction does not cause a mandatory redemption or affect the security’s liquidation preference. In the event of a failed auction, distributions continue to be paid at the maximum rates and times determined in the articles supplementary. The maximum rate on preferred stock based on current ratings is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR as of the date of the auction. The distribution rates for the MMP I and MMP II Stock as of August 31, 2009 are 200 percent of the applicable LIBOR as of the respective auction dates.

14       Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The MMP stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Stock would be less than 200 percent. The preferred stock is also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2009, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its preferred stock.

On July 14, 2009, the Company redeemed MMP I Stock at liquidation value in the amount of $20,000,000. On July 16, 2009, the Company redeemed MMP II Stock at liquidation value in the amount of $10,000,000.

At August 31, 2009, fair value of the MMP Stock approximates the carrying amount because the distribution rate fluctuates with changes in interest rates available in the current market. The table below shows the number of shares outstanding, aggregate liquidation preference, current rate as of August 31, 2009, the weighted-average rate for period ended August 31, 2009 and the typical rate period for each series of MMP Stock outstanding at August 31, 2009. The Company may designate a rate period that is different than the rate period indicated in the table below.

		Aggregate		Weighted-
	Shares	Liquidation	Current	Average
Series	Outstanding	Preference	Rate	Rate	Rate Period
MMP I Stock	1,600	$40,000,000	0.55%	1.13%	28 days
MMP II Stock	1,000	25,000,000	0.51%	0.71%	7 days
	2,600	$65,000,000

The rates in the preceding table do not include commissions paid to the auction agent, which are included in agent fees in the accompanying Statement of Operations.

10. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 17,595,214 shares outstanding at August 31, 2009. Transactions in common stock for the period ended August 31, 2009, were as follows:

Shares at November 30, 2008	17,470,673
Shares sold through shelf offerings	62,758
Shares issued through reinvestment of distributions	61,783
Shares at August 31, 2009	17,595,214

11. Credit Facility

On March 20, 2008, the Company entered into an agreement establishing an unsecured credit facility maturing on March 20, 2009. The credit agreement provided for a revolving credit facility of up to $92,500,000 that could be increased to $160,000,000 if certain conditions were met. Under the terms of the credit facility, U.S. Bank, N.A. served as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances generally accrued interest at a variable annual rate equal to one-month LIBOR plus 0.75 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.15 percent.

On March 20, 2009, the Company entered into an extension of its credit facility through June 20, 2009. The terms of the extension provide for an unsecured revolving credit facility of up to $40,000,000. During the extension, outstanding balances accrued interest at a variable rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.25 percent.

On June 19, 2009, the Company entered into an amendment to its credit facility that extends the credit facility through June 20, 2010. The terms of the amendment provide for an unsecured revolving credit facility of $50,000,000. During the extension, outstanding balances will accrue interest at a variable rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended August 31, 2009 was approximately $13,100,000 and 2.23 percent, respectively. At August 31, 2009, the principal balance outstanding was $7,300,000 at an interest rate of 2.26 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met.

12. Subsequent Events

On September 1, 2009, the Company paid a distribution in the amount of $0.40 per common share, for a total of $7,021,905. Of this total, the dividend reinvestment amounted to $1,119,381.

On September 15, 2009, the Company entered into a new Investment Advisory Agreement with the Adviser in connection with the September 15, 2009 closing of the transaction previously announced by the Adviser on June 3, 2009. Upon the closing of this transaction, which resulted in a change in control of the Adviser, the previous Investment Advisory Agreement with the Adviser automatically terminated. The terms of the new Investment Advisory Agreement are substantially identical to the terms of the previous Investment Advisory Agreement, except for the effective and termination dates, and simply continue the relationship between the Company and the Adviser.

On September 15, 2009, effective upon consummation of the transaction resulting in the change in control of the Adviser, Terry Matlack resigned from the Board of Directors of the Company in order to comply with a safe harbor under Section 15(f) of the 1940 Act. Mr. Matlack will remain a member of the Adviser’s Investment Committee and as Chief Financial Officer of the Company.

During the period from September 1, 2009 through October 20, 2009, the Company issued 232,161 shares of common stock under its at-the-market equity offering program for gross proceeds of approximately $4.6 million.

Effective August 31, 2009, the Company adopted Statement of Financial Accounting Standards No. 165 (“SFAS No. 165”), Subsequent Events. SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date, but before the financial statements are issued or are available to be issued. The Company has performed an evaluation of subsequent events through October 20, 2009, which is the date the financial statements were issued.

2009 3rd Quarter Report       15

ADDITIONAL INFORMATION (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended August 31, 2009, the aggregate compensation paid by the Company to the independent directors was $98,250. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2009 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange in 2009 the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16       Tortoise Energy Capital Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Capital Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com

Legal Counsel
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYY

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 9/30/09
Name	Inception Date	Investments	Suitability	($ in millions)

Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$521
	May 2005		Pension Plans
			Taxable Accounts

Tortoise Energy Infrastructure Corp.	TYG	U.S. Energy Infrastructure	Retirement Accounts	$934
	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise North American Energy Corp.	TYN	U.S. Energy Infrastructure	Retirement Accounts	$139
	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Capital Resources Corp.	TTO	U.S. Energy Infrastructure	Retirement Accounts	$86
	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 8/31/09)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

Tortoise Power and Energy.	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$155
Infrastructure Fund, Inc.	July 2009	Grade Debt and Dividend-Paying	Pension Plans
		Equity Securities	Taxable Accounts

TYY
LISTED
NYSE

Tortoise Energy Capital Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Capital Corp.